Exhibit 10.2

EXECUTION VERSION

SEVENTH AMENDMENT TO

AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

This SEVENTH AMENDMENT TO AMENDED AND RESTATED NOTE PURCHASE AGREEMENT (the “Seventh Amendment”), dated September 22, 2010, is by and among StoneMor GP LLC, a Delaware limited liability company (the “General Partner”), StoneMor Partners L.P., a Delaware limited partnership (the “Parent”), StoneMor Operating LLC, a Delaware limited liability company (the “Company”), the Subsidiaries of the Parent set forth on the signature pages hereto (together with the Company, each individually an “Issuer” and collectively, the “Issuers” and together with the General Partner and the Parent, each individually a “Credit Party” and collectively, the “Credit Parties”) and the Noteholders (as defined below) party hereto.

BACKGROUND

A. Pursuant to that certain Amended and Restated Note Purchase Agreement, dated August 15, 2007, by and among the Credit Parties and the purchasers listed on Schedule A attached thereto (collectively, the “Purchasers,” and together with their successors and assigns including, without limitation, future holders of the Shelf Notes, herein collectively referred to as the “Noteholders”), as amended by that certain First Amendment to Amended and Restated Note Purchase Agreement, dated November 2, 2007, that certain Second Amendment to Amended and Restated Note Purchase Agreement, dated April 30, 2009, that certain Third Amendment to Amended and Restated Note Purchase Agreement, dated July 1, 2009, that certain Fourth Amendment to Amended and Restated Note Purchase Agreement, dated November 24, 2009, that certain Fifth Amendment to Amended and Restated Note Purchase Agreement, dated January 15, 2010, and that certain Sixth Amendment to Amended and Restated Note Purchase Agreement, dated May 4, 2010 (the “Existing Note Agreement”, and as amended pursuant to this Seventh Amendment, the “Note Agreement”), the Issuers, among other things, (i) issued to the Purchasers their (a) 11.00% Series B Senior Secured Notes due August 15, 2012, in the aggregate principal amount of $35,000,000 (the “Series B Notes”), of which $17,500,000 remains outstanding after prepayment of the Series B Notes held by iStar Tara LLC in connection with the Fourth Amendment, and (b) 11.00% Senior Secured Series C Notes due August 15, 2012, in the aggregate principal amount of $17,500,000 (the “Series C Notes”, and the Series C Notes, together with the Series B Notes, collectively, the “Issued Notes”), and (ii) authorized the issuance of up to $150,000,000 aggregate principal amount of their Shelf Notes (inclusive of the Issued Notes).

B. Issuers have requested certain amendments to the Existing Note Agreement as more fully set forth herein, and the Noteholders are willing to agree to such amendments on the terms and subject to the conditions set forth herein.

C. The Company, StoneMor Kansas LLC, a Kansas limited liability company, and StoneMor Kansas Subsidiary LLC, a Kansas limited liability company (individually and collectively, the “Kansas Buyer”), and Fairlawn Burial Park Association, a Kansas corporation, Heritage II, Inc., a Kansas corporation and Edward J. Nazar, as Receiver (individually and collectively, the “Kansas Seller”), intend to enter into an Asset Purchase and Sale Agreement substantially in the form attached hereto as Exhibit A (the “Kansas Purchase Agreement”), pursuant to which Kansas Buyer will purchase from Kansas Seller a funeral home, cemetery and other related businesses for a purchase price not to exceed $665,000, together with the assumption of certain liabilities set forth therein (the “Kansas Acquisition”).

D. The Company, StoneMor Pennsylvania LLC, a Pennsylvania limited liability company, and Laurelwood Holding Company, a Pennsylvania corporation (individually and collectively, the “Pennsylvania Buyer”), and David J. Regina (the “Pennsylvania Seller”), intend to enter into an Stock Purchase Agreement substantially in the form attached hereto as Exhibit B (the “Pennsylvania Purchase Agreement”), pursuant to which Pennsylvania Buyer will purchase from Pennsylvania Seller all of the issued and outstanding capital stock of Forest Lawn Gardens, Inc. a Pennsylvania corporation, which owns and operates a cemetery and other related businesses, for a purchase price not to exceed $1,200,000, together with an amount not to exceed $300,000 to fund trust shortfalls and the reimbursement of certain personal expenses of the Pennsylvania Seller, as set forth in the Pennsylvania Purchase Agreement (the “Pennsylvania Acquisition”).

E. The StoneMor Operating LLC, StoneMor North Carolina LLC and StoneMor North Carolina Subsidiary LLC (individually and collectively, “North Carolina Buyer”), and Heritage Family Services, Inc. (the “North Carolina Seller”), intend to enter into an asset purchase agreement to be on substantially the terms set forth in the Letter of Intent attached hereto as Exhibit C (the “North Carolina Purchase Agreement” and together with the Kansas Purchase Agreement and the Pennsylvania Purchase Agreement, each a “Purchase Agreement” and collectively, the “Purchase Agreements”), pursuant to which North Carolina Buyer will purchase from North Carolina Seller three cemeteries and other related businesses for a purchase price not to exceed $1,700,000, together with the assumption of certain liabilities set forth therein (the “North Carolina Acquisition” and together with the Kansas Acquisition and the Pennsylvania Acquisition, each an “Acquisition” and collectively, the “Acquisitions”).

F. The Issuers have advised the Noteholders that the Acquisitions will each qualify as a Permitted Acquisition under the Existing Note Agreement and satisfy all of the requirements of Section 10.3(h) thereof, subject to the consent of the Required Holders pursuant to Section 10.3(h)(vi) because the Aggregate Consideration for the Acquisitions will exceed $20,000,000 when aggregated with the total Aggregate Consideration paid by or on behalf of the Issuers for all other Permitted Acquisitions which closed in the immediately preceding 365 days.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Definitions.

(a) General Rule. Except as expressly set forth herein, all capitalized terms used and not defined herein shall have the respective meanings ascribed thereto in the Note Agreement.

(b) Additional Definition. The following additional definition is hereby added to Schedule B of the Existing Note Agreement to read in its entirety as follows:

“Seventh Amendment” means the Seventh Amendment to Amended and Restated Note Purchase Agreement dated September 22, 2010.

(c) Amendment to Definition of “Consolidated EBITDA”. The definition of “Consolidated EBITDA” set forth in Schedule B of the Existing Note Agreement is hereby amended by amending and restating in its entirety Subsection (h) as follows:

“(h) reasonable fees, costs and expenses incurred in connection with the Transaction, the restructuring of the Existing Credit Agreement and the Existing Note Agreement, the Second Amendment and the related amendment to the Credit Agreement, the High Yield Note Transaction, the Fourth Amendment and the related amendment to the Credit Agreement, and the Seventh Amendment and the related amendment to the Credit Agreement (including the issuance of Equity Interests described therein),”

2. Amendment to Subsection (b) of Section 10.2. Section 10.2(b) of the Existing Note Agreement is hereby amended and restated in its entirety as follows:

“(b) (i) Indebtedness of the Credit Parties incurred pursuant to this Agreement and the other Finance Documents and (ii) Indebtedness of the Credit Parties incurred pursuant to the Credit Agreement Documents in an aggregate principal amount not to exceed $100,000,000 (the “Aggregate Credit Facility Cap”) at any time divided between an Acquisition Facility not to exceed $55,000,000 (the “Acquisition Facility Cap”) at any time and a Revolving Credit Facility (as such term is defined in the Credit Agreement) not to exceed $45,000,000 (the “Revolving Facility Cap”) at any time (in each case as from time to time reduced by principal repayments thereof, other than repayments of revolving loans which may by their terms be reborrowed and other than as a result of a Refinancing), and any Refinancing of such Indebtedness so long as such Refinancing does not increase the outstanding principal and/or commitment amount of the Acquisition Facility in excess of the then applicable Acquisition Facility Cap, and does not increase the outstanding principal and/or commitment amount of the Revolving Credit Facility in excess of the then applicable Revolving Facility Cap, in each case at the time of such Refinancing.”

3. Amendment to Subsection (h)(vi) of Section 10.3. Section 10.3(h)(vi) of the Existing Note Agreement is hereby amended and restated in its entirety as follows:

“(v) the Aggregate Consideration paid by or on behalf of the Issuers for any such Permitted Acquisition (other than Dignity 2007) shall not exceed $5,000,000, on an individual basis, or $35,000,000, when aggregated with the total Aggregate Consideration paid by or on behalf of the Issuers for all other Permitted Acquisitions which closed in the immediately preceding 365 days, without approval of the Required Holders (such approval not to be unreasonably withheld, conditioned or delayed); provided, however, if the Issuers shall have delivered to each holder (1) the approval package and appraisals as required by Section 10(h)(viii) below and (2) a written request for such approval in connection therewith and have not received a written denial of such request from a holder within twenty (20) days from delivery, then such holder will be deemed to have given such approval;”

4. Amendment to Subsection (l) of Section 10.3. Section 10.3(l) of the Existing Note Agreement is hereby amended and restated in its entirety as follows:

“(l) Disposition Notes issued in connection with Dispositions permitted under Section 10.5; provided that, the aggregate principal amount outstanding under such Disposition Notes shall not exceed $5,000,000 at any time;”

5. Amendment to Subsection (j) of Section 10.5. Section 10.5(j) of the Existing Note Agreement is hereby amended and restated in its entirety as follows:

“(j) Dispositions of property (real or personal), so long as (i) no Default then exists or would result therefrom, (ii) each such sale is in an arm’s-length transaction and the applicable Credit Party receives at least fair market value (as determined in good faith by such Credit Party), (iii) the total consideration received by such Credit Party is paid at the time of the closing of such sale in cash (and any Disposition Note permitted by Section 10.3(l)), and (iv) the Net Cash Proceeds therefrom are applied and/or reinvested as (and to the extent) required by Section 8.2; and”

6. Amendment to Section 10.14. Section 10.14 of the Existing Note Agreement is hereby amended and restated in its entirety as follows:

“10.14 Prepayments, Etc. of Indebtedness.

Make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption, repurchase or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto or any other Person, money or securities before due for the purpose of paying when due), or any prepayment or redemption (except as expressly required under the terms of the relevant agreement) as a result of any asset sale, Change of Control or similar event of any Indebtedness pursuant to the Credit Agreement Documents or the High Yield Documents, or, after the incurrence or issuance thereof, any Seller Subordinated Debt, provided, however, prepayments of Indebtedness under the Credit Agreement Documents may be made with the proceeds of Future High Yield Notes, and High Yield Notes may be prepaid with the proceeds of Future High Yield Notes, to the extent all such Indebtedness is otherwise permitted to be incurred under Section 10.2(b) and/or Section 10.2(n) hereof; provided further, (a) revolving loans under the Credit Agreement may be (i) prepaid at any time so long as no Event of Default is continuing or (ii) prepaid solely from the cash proceeds of Receivables Rights (as such term is defined in the Intercreditor Agreement) if an Event of Default then exists, (b) all or any portion of acquisition loans under the Credit Agreement may be prepaid at any time with the proceeds of a related equity issuance of the type described in clause (b)(iii) of the definition of “Prepayment Event” so long as no Event of Default is continuing and (c) any Indebtedness under the Credit Agreement Documents may be Refinanced from time to time so long as neither the outstanding principal amount, nor the Commitments (other than the unused portion of any Commitments), in respect thereof are reduced after giving effect to such Refinancing.”

7. Consent to Permitted Acquisitions. Subject to the representations set forth herein and the delivery of the documents required by the Note Agreement (including a duly executed certificate of Responsible Officer and attached pro forma Compliance Certificate, as required under Section 10.3(h)(ix) of the Note Agreement) and such additional documents as the Required Holders may reasonably request with respect to the Acquisitions, the Noteholders hereby consent to each of the Acquisitions on substantially the terms set forth in the respective Purchase Agreements, as amended or otherwise modified from time to time; provided, however, that the foregoing consent shall not extend to any amendment or other modification of each such Purchase Agreement which would either (a) increase the Aggregate Consideration for the respective Acquisition, or (b) cause the respective Acquisition not to constitute a Permitted Acquisition.

8. Representations and Warranties. Each Credit Party hereby represents and warrants to the Noteholders that, as to such Credit Party and before and after giving effect to the Additional Increases:

(a) Representations. Each of the representations and warranties of or as to such Credit Party contained in the Note Agreement and the other Finance Documents are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except to the extent such representation or warranty was made as of a specific date;

(b) Power and Authority. (i) Such Credit Party has the power and authority under the laws of its jurisdiction of organization and under its organizational documents to enter into and perform this Seventh Amendment, the Confirmation and Reaffirmation of General Partner/Parent Guarantee attached hereto as Exhibit D (the “Guarantor Confirmation”) and any other documents which the Noteholders require such Credit Party to deliver hereunder (this Seventh Amendment, the Guarantor Confirmation and any such additional documents delivered in connection with the Seventh Amendment are herein referred to as the “Seventh Amendment Documents”); and (ii) all actions, corporate or otherwise, necessary or appropriate for the due execution and full performance by such Credit Party of the Seventh Amendment Documents have been adopted and taken and, upon their execution, the Note Agreement, as amended by this Seventh Amendment and the other Seventh Amendment Documents will constitute the valid and binding obligations of such Credit Party enforceable in accordance with their respective terms, except as such enforcement may be limited by any Debtor Relief Law from time to time in effect which affects the enforcement of creditors rights in general and the availability of equitable remedies;

(c) No Violation. The making and performance of the Seventh Amendment Documents will not (i) contravene, conflict with or result in a breach or default under any applicable law, statute, rule or regulation, or any order, writ, injunction, judgment, ruling or decree of any court, arbitrator or governmental instrumentality, (ii) contravene, constitute a default under, conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other agreement or instrument to which any Credit Party is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) contravene or violate any provision of the certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of limited liability company, limited liability company agreement or equivalent organizational document, as the case may be, any Credit Party;

(d) No Default. No Default or Event of Default exists immediately before or will exist immediately after giving effect to this Seventh Amendment;

(e) No Material Adverse Effect. No Material Adverse Effect has occurred since December 31, 2009;

(f) Organizational Documents. There have been no changes in the organizational documents of the Credit Parties since August 15, 2007 (or such later date as any such organizational documents were initially adopted), except as described on Annex 1 hereto or as previously disclosed to the Noteholders in writing, certified copies of which have been previously provided to the Noteholders;

(g) Acknowledgment of Obligations; Collateral. (i) The Finance Documents are valid and enforceable against, and all of the terms and conditions of the Finance Documents are binding on, the Credit Parties and (ii) the liens and security interests granted to the Collateral Agent, on behalf of the Secured Parties, by the Credit Parties pursuant to the Finance Documents are valid, legal and binding, properly recorded or filed and first priority perfected liens and security interests (subject to Permitted Liens); and

(h) Lender Fees. No Credit Party has paid or agreed to pay any fees or other consideration to the Lenders in connection with the Seventh Amendment to Amended and Restated Credit Agreement, except for administrative fees to the Administrative Agent, an amendment fee to each Lender in an amount equal to 0.20% of the commitments of such Lender and increase fees to each Lender that is increasing its commitments.

9. Conditions to Effectiveness of Amendment. This Seventh Amendment shall be effective upon the Noteholders’ receipt of the following, each in form and substance reasonably satisfactory to the Noteholders; provided that, the effectiveness of Section 4, 5 and Section 7 hereof shall not require receipt of the items described in (f) below prior to their effectiveness:

(a) Seventh Amendment. This Seventh Amendment, duly executed by the Credit Parties and the Noteholders;

(b) Guarantor Confirmation. The Guarantor Confirmation, duly executed by the General Partner and the Parent;

(c) Amendment to Credit Agreement. A duly executed copy of the Seventh Amendment to Amended and Restated Credit Agreement;

(d) Lender Documents. Copies of all documents delivered to the Lenders in connection with the amendment to the Credit Agreement referred to in Section 9(c);

(e) Amendment Letter. A letter related to the Seventh Amendment in form and substance agreed to by the Noteholders and the Credit Parties.

(f) Equity Issuance. Evidence of the consummation of the issuance of up to 1,750,000 Partnership Common Units (including the exercise of the underwriters’ overallotment option with respect to such issuance) by the Parent and the prepayment of the loans under the Credit Agreement contemplated by the Seventh Amendment to Amended and Restated Credit Agreement (the “Subject Transaction”) (it being agreed that that the satisfaction of this condition may occur concurrently with the effectiveness of this Seventh Amendment);

(g) Secretary’s Certificate. A master secretary’s certificate for each Credit Party, attaching customary deliveries;

(h) Other Fees and Expenses. Payment to the Noteholders, in immediately available funds, of all amounts necessary to reimburse the Noteholders for the reasonable fees and costs incurred by the Noteholders in connection with the preparation and execution of this Seventh Amendment and any other Finance Document, including, without limitation, all fees and costs incurred by the Noteholders’ attorneys;

(i) Consent and Waivers. Copies of any consents or waivers necessary in order for the Credit Parties to comply with or perform any of their covenants, agreements or obligations contained in any agreement which are required as a result of any Credit Party’s execution of this Seventh Amendment, if any; and

(j) Other Documents and Actions. Such additional agreements, instruments, documents, writings and actions as the Noteholders may reasonably request.

10. No Waiver; Ratification. The execution, delivery and performance of this Seventh Amendment shall not (a) operate as a waiver of any right, power or remedy of the Noteholders under the Note Agreement or any other Finance Document and the agreements and documents executed in connection therewith or (b) except as expressly stated herein, constitute a waiver of any provision thereof. Except as expressly modified hereby, all terms, conditions and provisions of the Note Agreement and the other Finance Documents shall remain in full force and effect and are hereby ratified and confirmed by each of the Credit Parties. Nothing contained herein constitutes an agreement or obligation by the Noteholders or the Lenders to grant any further amendments to the Note Agreement or any of the other Finance Documents.

11. No Waiver of Existing Defaults. To induce the Noteholders to enter into this Seventh Amendment, the Credit Parties acknowledge, agree, warrant, and represent that nothing in this Seventh Amendment nor any communication between any Secured Party, any Credit Party or any of their respective officers, agents, employees or representatives shall be deemed to constitute a waiver of (i) any Default or Event of Default arising as a result of the representations and warranties set forth in Section 8 proving to be false or incorrect in any material respect, or (ii) any rights or remedies which any Secured Party has against any Credit

Party under the Note Agreement or any other Finance Document and/or applicable law, with respect to any such Default or Event of Default arising as a result of the representations and warranties set forth in Section 8 proving to be false or incorrect in any material respect.

12. Waiver of Claims. The Credit Parties hereby waive any and all defenses, set offs and counterclaims which they, whether jointly or severally, may have or claim to have against each of the Secured Parties as of the date hereof.

13. Binding Effect. This Seventh Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

14. Governing Law. This Seventh Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to the choice of law doctrine of the State of New York.

15. Headings. The headings of the sections of this Seventh Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Seventh Amendment.

16. Counterparts. This Seventh Amendment may be executed in any number of counterparts with the same effect as if all of the signatures on such counterparts appeared on one document and each counterpart shall be deemed an original. Delivery of an executed counterpart of a signature page of this Seventh Amendment by telecopy or by electronic means shall be effective as delivery of a manually executed counterpart of this Seventh Amendment.

17. Consent. To the extent that consent of the Noteholders is required, the Noteholders hereby consent to (a) the Seventh Amendment to Amended and Restated Credit Agreement dated as of the date hereof by and among the Credit Parties, the Lenders, the Administrative Agent and the Collateral Agent, and (b) the consummation of the Subject Transaction.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK, SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto, by their respective duly authorized officers, have executed this Seventh Amendment to Amended and Restated Credit Agreement as of the date first above written.

General Partner:

STONEMOR GP LLC

By:	/s/ Paul Waimberg
Name:	Paul Waimberg
Title:	Vice President

Parent:

STONEMOR PARTNERS L.P.

By: STONEMOR GP LLC its General Partner

By:	/s/ Paul Waimberg
Name:	Paul Waimberg
Title:	Vice President

Company:

STONEMOR OPERATING LLC

By:	/s/ Paul Waimberg
Name:	Paul Waimberg
Title:	Vice President

Signature Page to Seventh Amendment to Amended and Restated Note Purchase Agreement

Additional Credit Parties

Alleghany Memorial Park Subsidiary, Inc.

Altavista Memorial Park Subsidiary, Inc.

Arlington Development Company

Augusta Memorial Park Perpetual Care Company

Bethel Cemetery Association

Beth Israel Cemetery Association of Woodbridge, New Jersey

Birchlawn Burial Park Subsidiary, Inc.

Cedar Hill Funeral Home, Inc.

Cemetery Investments Subsidiary, Inc.

Chapel Hill Associates, Inc.

Chapel Hill Funeral Home, Inc.

Clover Leaf Park Cemetery Association

Columbia Memorial Park Subsidiary, Inc.

Cornerstone Family Insurance Services, Inc.

Cornerstone Family Services of New Jersey, Inc.

Cornerstone Family Services of West Virginia Subsidiary, Inc.

Covenant Acquisition Subsidiary, Inc.

Covington Memorial Funeral Home, Inc.

Covington Memorial Gardens, Inc.

Crown Hill Cemetery Association

Eloise B. Kyper Funeral Home, Inc.

Forest Lawn Memorial Chapel, Inc.

Forest Lawn Memory Gardens, Inc.

Glen Haven Memorial Park Subsidiary, Inc.

Henry Memorial Park Subsidiary, Inc.

Highland Memorial Park, Inc.

Hillside Memorial Park Association, Inc.

KIRIS Subsidiary, Inc.

Lakewood/Hamilton Cemetery Subsidiary, Inc.

Lakewood Memory Gardens South Subsidiary, Inc.

Laurel Hill Memorial Park Subsidiary, Inc.

Laurelwood Holding Company

Legacy Estates, Inc.

Locustwood Cemetery Association

Loewen [Virginia] Subsidiary, Inc.

Lorraine Park Cemetery Subsidiary, Inc.

Modern Park Development Subsidiary, Inc.

Northlawn Memorial Gardens

Oak Hill Cemetery Subsidiary, Inc.

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Signature Page to Seventh Amendment to Amended and Restated Note Purchase Agreement

Ohio Cemetery Holdings, Inc.

Osiris Holding Finance Company

Osiris Holding of Maryland Subsidiary, Inc.

Osiris Holding of Rhode Island Subsidiary, Inc.

Osiris Management, Inc.

Osiris Telemarketing Corp.

Perpetual Gardens.Com, Inc.

PVD Acquisitions Subsidiary, Inc.

Rockbridge Memorial Gardens Subsidiary Company

Rose Lawn Cemeteries Subsidiary, Incorporated

Roselawn Development Subsidiary Corporation

Russell Memorial Cemetery Subsidiary, Inc.

Shenandoah Memorial Park Subsidiary, Inc.

Sierra View Memorial Park

Southern Memorial Sales Subsidiary, Inc.

Springhill Memory Gardens Subsidiary, Inc.

Star City Memorial Sales Subsidiary, Inc.

Stephen R. Haky Funeral Home, Inc.

Stitham Subsidiary, Incorporated

StoneMor Alabama Subsidiary, Inc.

StoneMor California, Inc.

StoneMor California Subsidiary, Inc.

StoneMor Georgia Subsidiary, Inc.

StoneMor Hawaii Subsidiary, Inc.

StoneMor North Carolina Funeral Services, Inc.

StoneMor Ohio Subsidiary, Inc.

StoneMor Tennessee Subsidiary, Inc.

StoneMor Washington, Inc.

Sunset Memorial Gardens Subsidiary, Inc.

Sunset Memorial Park Subsidiary, Inc.

Temple Hill Subsidiary Corporation

The Valhalla Cemetery Subsidiary Corporation

Virginia Memorial Service Subsidiary Corporation

W N C Subsidiary, Inc.

Wicomico Memorial Parks Subsidiary, Inc.

Willowbrook Management Corp.

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Signature Page to Seventh Amendment to Amended and Restated Note Purchase Agreement

Alleghany Memorial Park LLC

Altavista Memorial Park LLC

Birchlawn Burial Park LLC

Cemetery Investments LLC

Cemetery Management Services, L.L.C.

Cemetery Management Services of Mid-Atlantic States, L.L.C.

Cemetery Management Services of Ohio, L.L.C.

CMS West LLC

CMS West Subsidiary LLC

Columbia Memorial Park LLC

Cornerstone Family Services of West Virginia LLC

Cornerstone Funeral and Cremation Services LLC

Covenant Acquisition LLC

Glen Haven Memorial Park LLC

Henlopen Memorial Park LLC

Henlopen Memorial Park Subsidiary LLC

Henry Memorial Park LLC

Juniata Memorial Park LLC

KIRIS LLC

Lakewood/Hamilton Cemetery LLC

Lakewood Memory Gardens South LLC

Laurel Hill Memorial Park LLC

Loewen [Virginia] LLC

Lorraine Park Cemetery LLC

Modern Park Development LLC

Oak Hill Cemetery LLC

Osiris Holding of Maryland LLC

Osiris Holding of Pennsylvania LLC

Osiris Holding of Rhode Island LLC

Plymouth Warehouse Facilities LLC

PVD Acquisitions LLC

Rockbridge Memorial Gardens LLC

Rolling Green Memorial Park LLC

Rose Lawn Cemeteries LLC

Roselawn Development LLC

Russell Memorial Cemetery LLC

Shenandoah Memorial Park LLC

Southern Memorial Sales LLC

Springhill Memory Gardens LLC

Star City Memorial Sales LLC

Stitham LLC

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Signature Page to Seventh Amendment to Amended and Restated Note Purchase Agreement

StoneMor Alabama LLC

StoneMor Arkansas Subsidiary LLC

StoneMor Cemetery Products LLC

StoneMor Colorado LLC

StoneMor Colorado Subsidiary LLC

StoneMor Florida Subsidiary LLC

StoneMor Georgia LLC

StoneMor Hawaii LLC

StoneMor Hawaiian Joint Venture Group LLC

StoneMor Holding of Pennsylvania LLC

StoneMor Illinois LLC

StoneMor Illinois Subsidiary LLC

StoneMor Indiana LLC

StoneMor Indiana Subsidiary LLC

StoneMor Iowa LLC

StoneMor Iowa Subsidiary LLC

StoneMor Kansas LLC

StoneMor Kansas Subsidiary LLC

StoneMor Kentucky LLC

StoneMor Kentucky Subsidiary LLC

StoneMor Michigan LLC

StoneMor Michigan Subsidiary LLC

StoneMor Missouri LLC

StoneMor Missouri Subsidiary LLC

StoneMor North Carolina LLC

StoneMor North Carolina Subsidiary LLC

StoneMor Ohio LLC

StoneMor Oregon LLC

StoneMor Oregon Subsidiary LLC

StoneMor Pennsylvania LLC

StoneMor Pennsylvania Subsidiary LLC

StoneMor Puerto Rico LLC

StoneMor Puerto Rico Subsidiary LLC

StoneMor South Carolina LLC

StoneMor South Carolina Subsidiary LLC

StoneMor Washington Subsidiary LLC

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Signature Page to Seventh Amendment to Amended and Restated Note Purchase Agreement

Sunset Memorial Gardens LLC

Sunset Memorial Park LLC

Temple Hill LLC

The Valhalla Cemetery Company LLC

Tioga County Memorial Gardens LLC

Virginia Memorial Service LLC

WNCI LLC

Wicomico Memorial Parks LLC

Woodlawn Memorial Park Subsidiary LLC

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Signature Page to Seventh Amendment to Amended and Restated Note Purchase Agreement

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Yvonne Guajardo
Name:	Yvonne Guajardo
Title:	Vice President

PRUCO LIFE INSURANCE COMPANY

By:	/s/ Yvonne Guajardo
Name:	Yvonne Guajardo
Title:	Vice President

Signature Page to Seventh Amendment to Amended and Restated Note Purchase Agreement

ANNEX 1

None.

Annex 1

EXHIBIT A

Kansas Purchase Agreement

EXHIBIT B

Pennsylvania Purchase Agreement

EXHIBIT C

North Carolina Purchase Agreement

Exhibit C

EXHIBIT D

CONFIRMATION AND REAFFIRMATION OF GUARANTEE

Dated: September 22, 2010

Reference is made to that certain Amended and Restated Note Purchase Agreement, dated as of August 15, 2007 (the “Original Note Purchase Agreement”), by and among StoneMor GP LLC, a Delaware limited liability company (the “General Partner”), StoneMor Partners L.P., a Delaware limited partnership (the “Parent”), StoneMor Operating LLC, a Delaware limited liability company (the “Company”), and each other Subsidiary of the Parent listed on the signature pages thereof under the heading “Subsidiary Issuers” (collectively, the “Subsidiary Issuers”, and together with the Company, collectively, the “Issuers”, and together with the General Partner and the Parent, collectively, the “Credit Parties”) and each of the purchasers listed on Schedule A attached thereto (collectively, the “Purchasers,” and together with their successors and assigns, including without limitation, future holders of the Shelf Notes, herein collectively referred to as the “Noteholders”), as amended by that certain First Amendment to Amended and Restated Note Purchase Agreement, dated November 2, 2007, by and among the Credit Parties and the Noteholders (the “First Amendment”), that certain Second Amendment to Amended and Restated Note Purchase Agreement, dated April 30, 2009, by and among the Credit Parties and the Noteholders (the “Second Amendment”), that certain Third Amendment to Amended and Restated Note Purchase Agreement, dated July 1, 2009, by and among the Credit Parties and the Noteholders (the “Third Amendment”), that certain Fourth Amendment to Amended and Restated Note Purchase Agreement, dated November 24, 2009, by and among the Credit Parties and the Noteholders (the “Fourth Amendment”), that certain Fifth Amendment to Amended and Restated Note Purchase Agreement, dated January 15, 2010, by and among the Credit Parties and the Noteholders (the “Fifth Amendment”), and that certain Sixth Amendment to Amended and Restated Note Purchase Agreement, dated May 4, 2010, by and among the Credit Parties and the Noteholders (the “Sixth Amendment”, and the Original Note Purchase Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment, the “Existing Note Purchase Agreement”), pursuant to which the Issuers, among other things, have issued to the Purchasers their (a) 11.00% Series B Senior Secured Notes due August 15, 2012, in the aggregate principal amount of $35,000,000 (the “Series B Notes”), of which $17,500,000 remains outstanding after prepayment of the Series B Notes held by iStar Tara LLC in connection with the Fourth Amendment, and (c) 11.00% Senior Secured Series C Notes due August 15, 2012, in the aggregate principal amount of $17,500,000 (the “Series C Notes”, and together with the Existing Series B Notes, the “Notes”).

The Existing Note Purchase Agreement is being amended pursuant to the terms of that certain Seventh Amendment to Amended and Restated Note Purchase Agreement of even date herewith by and among the Credit Parties and the Noteholders (the “Seventh Amendment”, and the Existing Note Purchase Agreement as amended by the Seventh Amendment, the “Note Purchase Agreement”), to, among other things, increase permitted Indebtedness under the Credit Agreement Documents and increase the limits on the Aggregate Consideration that may be paid for Permitted Acquisitions. Capitalized terms not herein defined shall have the respective meanings assigned to them in the Note Purchase Agreement.

Exhibit D-1

Each of the Parent and the General Partner are parties to the Guarantee Agreement dated as of September 20, 2004 in favor of the Noteholders (the “Guarantee Agreement”). Each of the Parent and the General Partner hereby (i) acknowledges receipt of a copy of the Seventh Amendment, (ii) consents to the Issuers’ execution and delivery of the Seventh Amendment, (iii) acknowledges and agrees that, the Guaranteed Obligations (as such term defined in the Guarantee Agreement) include obligations in respect of the Note Purchase Agreement, the Notes and any Shelf Notes that may be issued in the future, and to that extent, the Guarantee Agreement shall be deemed to have been amended, and (iv) acknowledges and agrees that the Guarantee Agreement is in full force and effect and, except as provided in the foregoing clause (iii), is unamended.

Although each of the Parent and the General Partner has been informed of the matters set forth herein and has acknowledged and agreed to the same, each of the Parent and the General Partner understands that the Noteholders have no obligation to inform the Parent or the General Partner of such matters in the future or to seek the acknowledgment or agreement to future amendments, waivers or consents by the Parent or General Partner, and nothing herein shall create such a duty.

Each of the Parent and General Partner also represents and warrants to the Noteholders that all of the representations and warranties made by the Parent or the General Partner in the Guarantee Agreement are true and correct in all material respects on the date hereof as if made on and as of the date hereof, except to the extent that any of such representations and warranties relate by their terms to a prior date (which remain true and correct as of such prior date).

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Exhibit D-2

IN WITNESS WHEREOF, each of the Parent and General Partner has caused this Confirmation and Reaffirmation of Guarantee to be executed on its behalf, as of the date first above written, by one of its duly authorized officers.

STONEMOR PARTNERS L.P.

By:	STONEMORE GP LLC

By:
Name:
Title:

STONEMOR GP LLC

By:
Name:
Title:

Exhibit D-3